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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          -----------------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:

                        (Date of earliest event reported)

                                  MAY 23, 2006

                          ----------------------------

                                 QORUS.COM, INC.
               (Exact name of registrant as specified in charter)


                                     FLORIDA
         (State or other Jurisdiction of Incorporation or Organization)


             0-27551                                      65-0358792
    (Commission File Number)                 (IRS Employer Identification No.)

                       936A BEACHLAND BOULEVARD, SUITE 13
                              VERO BEACH, FL 32963
              (Address of Principal Executive Offices and zip code)

                                 (772) 231-7544
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

      Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Qorus.com, Inc. ("Qorus") and VMdirect, LLC ("VMdirect") (collectively, Qorus and VMdirect are referred to herein as the "Companies") to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe future plans, strategies and expectations of the Companies, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. Forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections or other expectations included in any forward-looking statements will come to pass. The actual results of the Companies could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, Qorus undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On May 23, 2006, Qorus.com, Inc., a Florida corporation ("Qorus"), entered into an exchange agreement ("Exchange Agreement") with VMdirect, LLC, a Nevada limited liability company ("VMdirect") and the members of VMdirect holding a majority of the membership interests. As a condition of the closing (the "Closing") of the transactions contemplated under the Exchange Agreement, all of the members of VMdirect (the "Members') immediately prior to the Closing must execute the Exchange Agreement or a counterpart thereof.

      The Exchange Agreement is included as Exhibit 2.1 to this Current Report and is the legal document that governs the exchange transaction (the "Exchange") and the other transactions contemplated by the Exchange Agreement. The discussion of the Exchange Agreement set forth herein is qualified in its entirety by reference to Exhibit 2.1

      Under the Exchange Agreement, Qorus will, at closing, acquire all of the outstanding membership interests of VMdirect ("Interests") from the Members, and the Members will contribute all of their Interests to Qorus. In exchange, Qorus will issue to the Members 1,000,000 shares of Series A Convertible Preferred Stock, par value $0.01 per share, of Qorus ("Preferred Stock"). Following the Closing of the Exchange, VMdirect will continue as a wholly-owned subsidiary of Qorus.

For purposes of this Current Report, the number of shares of Preferred Stock to be issued to the Members and the number of Conversion Shares (as set defined below) gives effect to the issuance of additional membership units by VMdirect prior to Closing in connection with a $500,000 capital raise. In the event the pre-Closing capital raise by VMdirect results in gross proceeds in excess of $500,000, the current Members', the current holders of VMdirect's options and warrants and the current Qorus stockholders' percentage ownership interests in Qorus common stock, on an as converted and fully diluted basis, will be reduced proportionately for any capital raised in excess of $500,000.

      Each share of Preferred Stock will be convertible into 1,042.340735 shares of Qorus' common stock. Accordingly, upon completion of the Exchange, the Members will own approximately 1,042,340,735 shares of Qorus' common stock on an as-converted basis, and the current stockholders of Qorus will own 46,174,800 shares of Qorus' common stock. On an as-converted basis, upon completion of the Exchange, the Members will own approximately 95.8% of Qorus' outstanding shares of common stock, and the current stockholders of Qorus will own approximately 4.2% of Qorus' outstanding common stock.

      The issuance of the shares of Preferred Stock to the Members in the Exchange and, upon conversion of such shares of Preferred Stock, the shares of Qorus common stock underlying such shares of Preferred Stock ("Conversion Shares"), is intended to be exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to Section 4(2) thereof and such other available exemptions. The shares of Preferred Stock and the Conversion Shares may not be offered or sold in the United States unless they are registered under the Securities Act, or an exemption from the registration requirements of the Securities Act is available. No registration statement covering these securities has been filed with the United States Securities and Exchange Commission ("Commission") or with any state securities commission in respect of the Exchange.

      Qorus is presently authorized under its Certificate of Incorporation to issue 50,000,000 shares of common stock, par value $0.001 per share, and 5,000,000 shares of preferred stock, par value $0.01 per share. Of the 5,000,000 shares of preferred stock authorized, 1,200,000 shares will be designated as Series A Convertible Preferred Stock pursuant to Articles of Amendment ("Articles of Amendment"), which will be approved by Qorus' board of directors, and filed with and accepted by, the Secretary of State of the State of Florida prior to the Closing of the Exchange. Currently, Qorus has 46,174,800 shares of common stock issued and outstanding and no shares of preferred stock issued and outstanding.

      Under the terms of the Exchange Agreement, all of the outstanding Interests held by the Members will be exchanged for shares of Preferred Stock. Each share of Preferred Stock will be convertible into 1,042.340735 shares of Qorus' common stock (the "Conversion Rate"), subject to a round up for fractional shares. The shares of Preferred Stock will immediately and automatically be converted into shares of Qorus' common stock (the "Mandatory Conversion") upon the approval by a majority of Qorus' stockholders (voting together on an as-converted-to-common-stock basis), following the Exchange, of a 1 for 50 reverse stock split of Qorus' outstanding common stock ("Reverse Split").

      The holders of shares of Preferred Stock will be entitled to vote together with the holders of the common stock, as a single class, upon all matters submitted to holders of common stock for a vote. Each share of Preferred Stock will carry a number of votes equal to the number of shares of common stock issuable as if converted at the record date. As such, immediately following the Exchange, the Members will have 95.8 % of the total combined voting power of all classes of Qorus stock entitled to vote.

      Upon Mandatory Conversion of the shares of Preferred Stock, and subject to an adjustment of the Conversion Rate as a result of the Reverse Split, the Members will, in the aggregate, receive approximately 20,846,815 shares of Qorus' common stock, representing 95.8% of the outstanding shares of Qorus' common stock immediately following the Mandatory Conversion. The existing stockholders of Qorus will, following the Mandatory Conversion and Reverse Split, own approximately 923,496 shares of Qorus' common stock, representing 4.2% of the outstanding shares of common stock. The shares of Qorus' common stock received in the Reverse Split will be subject to round up for fractional shares.

      The ownership interests of the Members and the current Qorus stockholders will be subject to dilution for the outstanding VMdirect options and warrants to be assumed by Qorus in connection with the Exchange. Accordingly, upon Mandatory Conversion of the Preferred Stock, the Members and the holders of VMdirect's options and warrants will collectively own approximately 96.2% of Qorus' common stock on a fully diluted basis, and the current Qorus stockholders will own approximately 3.8% of Qorus' common stock on a fully diluted basis.

      In connection with the Reverse Split, Qorus' board of directors may, in its discretion, provide special treatment to certain Qorus stockholders to preserve round lot holders (i.e., holders owning at least 100 shares prior to the Reverse Split) after the Reverse Split. Qorus' board of directors may elect, in its discretion, to provide such special treatment to the record holders of Qorus' common stock only on a per certificate basis or more generally to the beneficial holders of Qorus' common stock. For example, if Qorus' board determines to provide such special treatment to record holders only, the record holders of Qorus' common stock holding a certificate representing 5,000 or fewer shares of common stock but at least 100 shares of common stock would receive 100 shares of common stock after the Reverse Split with respect to each such certificate, and record holders holding a certificate representing 100 shares of common stock or fewer would not be affected and would continue to hold a certificate representing the same number of shares as such stockholders held before the Reverse Split. In the alternative, if Qorus' board determines to provide such special treatment to beneficial holders generally, the beneficial holders of Qorus' common stock beneficially holding 5,000 or fewer shares of common stock but at least 100 shares of common stock would receive 100 shares of common stock after the Reverse Split, and persons beneficially holding 100 shares of common stock or fewer would not be affected by the Reverse Split and would continue to hold the same number of shares as such stockholders held before the Reverse Split. The terms and conditions of special treatment afforded to Qorus stockholders to preserve round lot stockholders, if any, including the record dates for determining which stockholders may be eligible for such special treatment, will be established in the discretion of Qorus' board of directors.

      Effective as of the Closing of the Exchange transaction, and subject to applicable regulatory requirements, including the preparation, filing and distribution to the Qorus stockholders of a Schedule 14(f)-1 Notice to Stockholders at least ten (10) days prior to Closing, Kevin R. Keating, Qorus' current sole officer and director will continue as a member of Qorus' board and will appoint Craig Ellins, a current manager of VMdirect and a manager and member of VM Investors, LLC, the majority Member of VMdirect, and Jerry Haleva as members of Qorus' board.

      As a condition to the Closing of the Exchange transaction, Keating Reverse Merger Fund, LLC ("KRM Fund"), Qorus' current controlling stockholder, and VM Investors, LLC will agree to vote their shares of Qorus' voting securities: (i) to elect one member to Qorus' board to be designated by KRM Fund (the "KRM Fund Designate") for a period of one year following the Closing and to vote for such other persons that may be designated by VM Investors, LLC to fill any vacant position on the board of directors (other than the KRM Fund Designate), and (ii) to approve the Reverse Split, the increase in Qorus' authorized shares of common stock from 50,000,000 shares to 100,000,000 shares, the adoption of a stock incentive plan, the reincorporation of Qorus in the State of Delaware, and the change of Qorus' corporate name (collectively, the "Actions").

      Additional information concerning Craig Ellins and Jerry Haleva and other significant stockholders of Qorus immediately following the Exchange will be included in the Schedule 14(f)-1 Notice to Stockholders which will be filed with the SEC and mailed to stockholders at least ten (10) days prior to the Closing of the Exchange.

      At or prior to the Closing, Qorus will also enter into a certain financial advisory agreement with Keating Securities, LLC ("Keating Securities"), a registered broker-dealer, under which Keating Securities will be compensated by Qorus for its advisory services rendered to Qorus in connection with the Exchange. The transaction advisory fee will be $500,000, with the payment thereof being subject to the Closing of the Exchange.

      Qorus and VMdirect have each agreed to continue to operate their business in the ordinary course prior to the Exchange.

      Under the Exchange Agreement, Qorus and VMdirect have agreed to do certain things, some of which are conditions to the exchange transaction. Each company is obligated to (a) obtain all necessary approvals for various aspects of the transaction, (b) give the other access to the records and personnel to complete due diligence review, (c) proceed expeditiously to undertake all actions so as to be able to consummate the Exchange, (d) in the case of VMdirect, deliver audited financial statements including a balance sheet as of December 31, 2004 and 2005 and statements of operations, cash flows and stockholders' equity for the twelve months ended December 31, 2004 and 2005 and unaudited financial statements of VMdirect for the three month periods ended March 31, 2005 and 2006, and (e) refrain from soliciting or initiating proposals from, providing information to or holding discussions with any party concerning any sale of assets or any material portion of any capital stock or any merger, consolidation, business combination, liquidation or similar transaction, subject to the fiduciary obligations of directors generally.

      Consummation of the Exchange is also contingent upon tax counsel to VMdirect rendering its opinion that the transaction will not be taxable to the holders of the Interests pursuant to Section 351 of the Internal Revenue Code. In addition to the foregoing conditions, the Exchange is conditioned upon (i) preparation, filing and distribution to the Qorus stockholders of a Schedule 14(f)-1 Notice to Stockholders, and (ii) continued quotation of Qorus' common stock on the Over-the-Counter Bulletin Board.

      Except for the representations and warranties relating to the ownership of the Interests which survive the consummation of the Exchange, the representations and warranties of all the parties to the Exchange Agreement do not survive the closing.

      The Exchange Agreement may be terminated as follows: (i) by mutual consent, (ii) by either party if the Exchange is not consummated by June 15, 2006, (iii) by either party if the Exchange is prohibited by issuance of an order, decree or ruling, or (iv) by either party if the other is in material breach of any representation, warranty, covenant or agreement. In the event of termination, both parties are responsible for their expenses, except that Qorus may retain the $50,000 deposit paid by VMdirect in the event Qorus terminates the Exchange Agreement as a result of a breach by VMdirect.

      The directors of Qorus have approved the Exchange Agreement and the transactions contemplated thereunder. The Managers of VMdirect have approved the Exchange Agreement and the transactions contemplated thereunder. Members holding a majority of the Interests have already executed the Exchange Agreement and, as a condition of Closing, all other Members as of the Closing must approve the Exchange Agreement and the transactions contemplated thereunder as evidenced by their execution of the Exchange Agreement or a counterpart thereof. The parties expect the closing of the transactions under the Exchange Agreement to occur on or about June 15, 2006. However, there can be no assurances that the Exchange will be completed.

      On April 1, 2006, in its Current Report on Form 8-K dated April 1, 2006, Qorus reported the execution of a letter of intent to acquire VMdirect.

      Kevin R. Keating is the father of the principal member of Keating Investments, LLC. Keating Investments, LLC is the managing member of KRM Fund, which is the current majority stockholder of Qorus, and Keating Securities, LLC, the registered broker-dealer affiliate of Keating Investments, LLC. Kevin R. Keating is not affiliated with and has no equity interest in Keating Investments, LLC, KRM Fund or Keating Securities, LLC and disclaims any beneficial interest in the shares of Qorus' common stock owned by KRM Fund.
Similarly, Keating Investments, LLC, KRM Fund and Keating Securities, LLC disclaim any beneficial interest in the shares of Qorus' common stock currently owned by Kevin R. Keating.

Business of Qorus

      Qorus is currently a shell company with nominal assets.

Business of VMdirect

      VMdirect  is a  Nevada  limited  liability  company  formed  in May  2001.
VMdirect is a social networking and digital communications company that, directly and through its multi-tiered affiliate program, offers a suite of video-based Internet communication tools. Its products include video e-mail, video instant messaging, live webcasting, digital vault storage and podcasting. VMdirect's social network, www.helloWorld.com, primarily targets users from ages 25 to 45. Additionally, VMdirect's website, www.vmdirect.com, offers its affiliates the sales tools necessary to effectively market and distribute its digital communication tools.

      VMdirect's corporate headquarters are located at 3035 East Patrick Lane, Suite 9, Las Vegas, Nevada 89120.

      While VMdirect's management believes that it has the opportunity to be successful in the social networking market, there can be no assurance that VMdirect will be successful in accomplishing its business initiatives, or that it will be able to achieve any significant levels of revenues, or recognize net income, from the sale of its products and services.

      The businesses of VMdirect involves a number of risks and uncertainties that could cause the actual results of operations to differ materially from those estimated by its management from time to time. Potential risks and uncertainties, include, but are not limited to, such factors as fluctuations in demand for the company's products and services, the introduction of new products and services, the company's ability to build and maintain customer base and to develop strategic business relationships, the impact of competitive products and services and the pricing thereof, growth in the social networking market and in target markets identified by the company, the continued growth of the company's multi-tiered affiliate program, the adequacy of the company's liquidity and financial strength to support its growth, and other information that may be detailed from time to time in Qorus' filings with the United States Securities and Exchange Commission should the exchange transaction contemplated by the Exchange Agreement be completed.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(a)   Financial statements of business acquired. None.

(b)   Pro forma financial information. None.

(c)   Shell company transactions. Not applicable.

(d)   Exhibits.

      2.1 Exchange Agreement by and between Qorus, VMdirect and the members of VMdirect owning a majority of the membership interests thereof, dated May 23, 2006.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           QORUS.COM, INC.


Date:  May 25, 2006                        By: /s/ Kevin R. Keating
                                               ---------------------------------
                                               Kevin R. Keating, President

                                  EXHIBIT INDEX


Exhibit Number          Description of Exhibit
--------------          --------------------------------------------------------

    2.1 Exchange Agreement by and between Qorus, VMdirect and the members of VMdirect owning a majority of the membership interests thereof, dated May 23, 2006.